UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2025

The Beauty Health Company
(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2165 Spring Street
Long Beach, CA
(Address of principal executive offices)

90806
(Zip Code)
(800) 603-4996
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2025, The Beauty Health Company (the "Company") filed a Certificate of Correction (the "Certificate of Correction") to its Second Amended and Restated Certificate of Incorporation (the "Second A&R Certificate") filed with the Secretary of State of the State of Delaware on May 4, 2021, as subsequently amended by the Certificate of Amendment to the Second A&R Certificate (the "First Amendment") and the Second Certificate of Amendment to the Second A&R Certificate (the "Second Amendment"), each filed with the Secretary of State of Delaware on June 6, 2024 (the Second A&R Certificate, as amended by the First Amendment and the Second Amendment, the "Amended Certificate").

Section 5.4 of the Amended Certificate inadvertently limited removal of any or all directors only for cause. The Certificate of Correction corrects this scrivener’s error to the Amended Certificate and instead states the following, “Subject to Section 5.5 Preferred Stock – Directors hereof, any or all of the directors may be removed from office at any time, with or without cause, by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.”

The foregoing description of the Certificate of Correction is qualified by its entirety by reference to the full text of the Certificate of Correction attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On July 31, 2025, the Board of Directors (the "Board") of the Company appointed Stephen Fanning, a current, independent member of the Board and member of the Company’s Audit Committee as well as the Nominating and Corporate Governance Committee, to serve as Chairman of the Nominating and Corporate Governance Committee pursuant to Section 5.1 of the Amended and Restated Bylaws of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Correction to Second Amended and Restated Certificate of Incorporation of The Beauty Health Company filed on May 4, 2021, dated July 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2025	The Beauty Health Company

	By:	/s/ Michael Monahan
	Name:	Michael Monahan
	Title:	Chief Financial Officer